UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2023
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 15, 2023, PLBY Group, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on the following three proposals, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023:

1.To elect two Class III directors (Tracey Edmonds and James Yaffe) to the Company’s Board of Directors;

2.To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers (“Say on Pay”).

Below are the final voting results for each of the items voted upon at the Annual Meeting, indicating that: (i) each of the director nominees received a plurality of the votes cast and, therefore, each was elected, (ii) a majority of the votes cast voted to ratify BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) a majority of the votes cast voted in favor of approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Election of Directors:
	For	Withheld	Broker Non-Votes
Tracey Edmonds	27,515,904	7,877,647	14,787,964
James Yaffe	27,219,116	8,174,435	14,787,964

Ratification of Auditors:
	For	Against	Abstain
Ratification of the appointment of BDO USA, LLP as independent registered public accountants	45,259,735	4,608,281	313,499

Say on Pay:
	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote to approve compensation of named executive officers	28,143,334	6,859,244	390,973	14,787,964

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary